CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Universal Fog, Inc., for the Quarter Ending June 30, 2005, I, Tom Bontems, Chief Executive Officer and Chief Financial Officer of Universal Fog, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.      Such Quarterly Report on Form 10-QSB for the period ending June 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2005, fairly represents in all material respects, the financial condition and results of operations of Universal Fog, Inc.

Dated: September 12, 2005

UNIVERSAL FOG, INC.

By:	/s/ Tom Bontems Chief Executive Officer and Chief Financial Officer